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                                                                   EXHIBIT (10m)



             AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN JOHN F. WARD

                  AND THE COMPANY DATED AS OF NOVEMBER 1, 1999



                                     IV-11

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                       AMENDMENT TO EMPLOYMENT AGREEMENT




     This Amendment, made and effective on the 1st day of November, 1999, by and between RUSSELL CORPORATION, and Alabama corporation (the "Company"), and JOHN F. WARD (the "Executive").


                                R E C I T A L S:


     WHEREAS, the Company and the Executive entered into that certain Employment Agreement dated as of March 31, 1998, whereby the Executive was employed as the President, Chief Executive Officer and Chairman of the Board of the Company (the "Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

     1.   Article 3.4 of the agreement shall be amended to read as follows:

          "Retirement. Any termination of employment by either the Company or the Executive, after April 1, 2001, shall be treated as retirement of the Executive for the purpose of all Russell plans and benefits to which Executive is entitled to participate at the time of such termination."

     2.   Article 5 of the Agreement shall be amended by deleting the third
(3rd) sentence thereof in its entirety and replacing it with the following language:

          "Such options granted pursuant to Option Agreements dated on or after February 24, 1999 shall have a term of ten years and one-fourth of the total options given in any year shall vest in each of the four years following the grant of the options, but options granted pursuant to Option Agreements dated prior to such date shall have the term and vesting schedule specified in such Option Agreements."

     3. Except as specifically amended herein, this Amendment shall not be interpreted to amend or modify the Agreement in any way, and the Company and the Executive hereby ratify and affirm all provisions of the Agreement as of the date hereof.




                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

RUSSELL CORPORATION

By: /s/ Eric N. Hoyle
   ------------------------------

Its: Executive Vice President/CFO



                                             Attest:

                                                   /s/ Floyd G. Hoffman
                                                      --------------------------
                                                      Secretary



EXECUTIVE

/s/ John F. Ward
    --------------------------------------
    John F. Ward



                                             Witness:

                                                      /s/ Joyce I Knox
                                                          ----------------------